UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2024

Date of Report (Date of earliest event reported)

EMCORE CORPORATION

Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

450 Clark Dr., Budd Lake, NJ  07828

Address of principal executive offices, including zip code

(626) 293-3400

Registrant's telephone number, including area code

2015 W. Chestnut St., Alhambra, CA 91803

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 20, 2024, the Board of Directors of EMCORE Corporation (the “Company”) approved and adopted an amendment and restatement of the Company’s amended and restated bylaws (such further amended and restated version, the “Amended and Restated Bylaws”), effective immediately. The only change to the Amended and Restated Bylaws is to change the designation of the Company’s principal place of business in Article I, Section 1 of the Amended and Restated Bylaws from 2015 Chestnut Street, Alhambra, California 91803 to 450 Clark Dr., Budd Lake, NJ 07828.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit Description
3.1	EMCORE Amended and Restated Bylaws, as amended through February 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
	Name:	Tom Minichiello
February 21, 2024	Title:	Chief Financial Officer